Exhibit 99.2

Third Quarter 2024 Earnings Organon

Disclaimer statement

Cautionary Note Regarding Forward-Looking Statements

Except for historical information, this presentation includes "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including, but not limited to, statements about management's expectations about Organon's future financial performance and prospects, including full-year 2024 guidance estimates and predictions regarding other financial information and metrics, and franchise and product performance and strategy expectations for future periods. Forward-looking statements may be identified by words such as "will," "pursuing," "expects," "intends," "plans," "believes," "seeks," "estimates," "will" or words of similar meaning. These statements are based upon the current beliefs and expectations of the company's management and are subject to significant risks and uncertainties. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements.

Risks and uncertainties include, but are not limited to, pricing pressures globally, including rules and practices of managed care groups, judicial decisions and governmental laws and regulations related to Medicare, Medicaid and health care reform, pharmaceutical reimbursement and pricing in general; an inability to fully execute on our product development and commercialization plans in the United States, Europe, and elsewhere internationally; an inability to adapt to the industry-wide trend toward highly discounted channels; difficulties implementing or executing on Organon's acquisition strategy, difficulties integrating such acquisitions (including its recent acquisition of Dermavant Sciences Ltd.) or any other failure to recognize the benefits of such acquisitions; changes in tax laws or other tax guidance which could adversely affect our cash tax liability, effective tax rates, and results of operations and lead to greater audit scrutiny; expanded brand and class competition in the markets in which the company operates; global tensions, which may result in disruptions in the broader global economic environment; governmental initiatives that adversely impact our marketing activities, particularly in China; volatility in our stock price; political and social pressures, or regulatory developments, that adversely impact demand for, availability of, or patient access to contraception or fertility products; recent Supreme Court decisions and other developments impacting regulatory agencies and their rule making, including related financial market reactions, tax planning and international trade practices; difficulties with performance of third parties we rely on for our business growth; the failure of any supplier to provide substances, materials, or services as agreed; the increased cost of supply, manufacturing, packaging, and operations; difficulties developing and sustaining relationships with commercial counterparties; competition from generic products as our products lose patent protection; any failure by us to obtain an additional period of market exclusivity in the United States for *Nexplanon* subsequent to the expiration of certain current patents in 2027; the impact of the 2024 United States presidential election and any resulting public policy changes affecting women and their health care decisions, including changes in financial outcomes resulting from candidate positions on healthcare topics and the possible impact on related laws, regulations and policies following the election; the impact of higher selling and promotional costs; and the impact of cyberattacks or other events that may affect Organon's information technology systems or those of third parties.

The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the company's filings with the Securities and Exchange Commission ("SEC"), including the company's most recent Annual Report on Form 10-K and subsequent SEC filings, available at the SEC's Internet site (www.sec.gov).

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Disclaimer statement, cont.

Cautionary Note Regarding Non-GAAP Financial Measures

This presentation contains "non-GAAP financial measures," which are financial measures that either exclude or include amounts that are correspondingly not excluded or included in the most directly comparable measures calculated and presented in accordance with U.S. generally accepted accounting principles ("GAAP"). Specifically, the company makes use of the non-GAAP financial measures Adjusted EBITDA, Adjusted EBITDA margin, Adjusted gross margin, Adjusted gross profit, Adjusted net income, and Adjusted diluted EPS, which are not recognized terms under GAAP and are presented only as a supplement to the company's GAAP financial statements. This presentation also provides certain measures that exclude the impact of foreign exchange. We calculate foreign exchange by converting our current-period local currency financial results using the prior period average currency rates and comparing these adjusted amounts to our current-period results. The company believes that these non-GAAP financial measures help to enhance an understanding of the company's financial performance. However, the presentation of these measures has limitations as an analytical tool and should not be considered in isolation, or as a substitute for the company's results as reported under GAAP. Because not all companies use identical calculations, the presentations of these non-GAAP measures may not be comparable to other similarly titled measures of other companies. Please refer to pages 20-22 of this presentation for additional information, including relevant definitions and reconciliations of non-GAAP financial measures contained herein to the most directly comparable GAAP measures.

In addition, the company's full-year 2024 guidance measures (other than revenue) are provided on a non-GAAP basis because the company is unable to reasonably predict certain items contained in the GAAP measures. Such items include, but are not limited to, acquisition related expenses, restructuring and related expenses, stock-based compensation, the ultimate outcome of legal proceedings, unusual gains and losses, the occurrence of matters creating GAAP tax impacts and other items not reflective of the company's ongoing operations.

The company's management uses the non-GAAP financial measures described above to evaluate the company's performance and to guide operational and financial decision making. Further, the company's management believes that these non-GAAP financial measures, which exclude certain items, help to enhance its ability to meaningfully communicate its underlying business performance, financial condition and results of operations.

See Slides 20-22 of this presentation for a reconciliation of non-GAAP measures.

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Third quarter 2024 highlights 4 • Revenue of $1.6 billion, up 5% ex - FX • Diluted EPS of $1.38, Adjusted Diluted EPS of $0.87 • Adjusted EBITDA of $459 million, inclusive of $51 million of IPR&D and milestones See Slides 20 - 22 of this presentation for a reconciliation of non - GAAP measures.

Women's Health 5 AhR = aryl - hydrocarbon receptor agonist, PDE - 4 = phosphodiesterase 4 inhibitor, JAK = janus kinase inhibitor, IL - 4 = interleukin 4 receptor alpha antagonist Biosimilars Women's Health Proposed label vs non - steroidal treatments IL - 4 JAK PDE 4 AhR Dupixent ® 16 Weeks Opzelura ® 8 Weeks Zoryve ® 4 Weeks Eucrisa ® 4 Weeks VTAMA ® 8 Weeks Once Every 2 Weeks - Once Every 4 Weeks Subcutaneous injection Twice Daily Topical cream Short term, ≤20% Body Surface Area Once Daily Topical Cream Twice Daily Topical Ointment Once Daily Topical Cream Dosing regimen Second line Second line First line First line First line Indication >6 months >12 years >6 years >3 months >2 years Population Mod. - Severe Mild - Moderate Mild - Moderate Mild - Moderate Mild - Severe Disease severity No Yes Yes No No Limitations No Yes No No No Boxed Warning No Yes No Yes No Warnings & Precautions 36% / 38% 10% / 9% 54% / 51% 15% / 8% 32% / 29% 15% / 12% 33% / 32% 25% / 18% 45% / 46% 14% / 18% Investigator Global Assessment Score placebo 41% / 36% 12% / 10% 52% / 51% 15% / 16% 34% / 30% 21% / 12% N/A 56% / 53% 34% / 24% Peak Pruritus placebo *Eucrisa is a trademark registered in the United States in the name of Anacor Pharmaceuticals, LLC. * Zoryve is a trademark registered in the United States in the name of Arcutis Biotherapeutics, Inc. *Opzelura is a trademark registered in the United States in the name of Incyte Holdings Corporation. *Dupixent is a trademark registered in the United States in the name of Sanofi Biotechnology. *Proposed label currently under discussion with FDA, subject to change pending regulatory feedback. * Information based on product labeling as of October 11, 2024, and does not reflect results from a head - to - head study. Differen ces exist between trial designs and subject characteristics, and caution should be exercised when comparing data across studi es.

Women’s Health Women’s Health Ex - FX VPY Act VPY 2023 YTD 2024 YTD Ex - FX VPY Act VPY Q3 - 23 Q3 - 24 Revenues $ mil 18% 17% 599 704 11% 10% 220 243 Nexplanon ® (contraception) (32)% (34)% 137 90 (45)% (45)% 43 23 NuvaRing ® (contraception) 8% 6% 97 103 (2)% (3)% 30 29 Marvelon / Mercilon (contraception) (3)% (4)% 179 171 16% 16% 54 63 Follistim AQ ® (fertility) (6)% (7)% 88 82 4% 3% 25 26 Ganirelix Acetate Injection (fertility) 40% 40% 31 43 24% 24% 13 16 Jada ® (device) 13% 12% 106 119 25% 23% 33 40 Other Women's Health products 7% 6% 1,237 1,312 6% 5% 418 440 Total Women's Health • Strong growth in Nexplanon and Fertility offset expected impact from generics of NuvaRing • Continued uptake in Jada Totals may not foot due to rounding . Trademarks appearing above in italics are trademarks of, or are used under license by, the Organon group of companies . 6

Biosimilars Biosimilars Ex - FX VPY Act VPY 2023 YTD 2024 YTD Ex - FX VPY Act VPY Q3 - 23 Q3 - 24 Revenues $ mil 4% 4% 201 210 4% 3% 69 72 Renflexis ® 15% 15% 93 107 (49)% (49)% 40 20 Ontruzant ® 39% 38% 45 63 99% 98% 13 27 Brenzys (35)% (35)% 34 22 (44)% (44)% 12 7 Aybintio NM NM 20 98 NM NM 8 40 Hadlima ® 27% 27% 394 499 17% 16% 142 165 Biosimilars 7 • Hadlima uptake continues following U.S. launch • Ontruzant performance reflects timing of tenders in Brazil and lower demand in the U.S. and Europe • Renflexis reaching mature part of lifecycle Totals may not foot due to rounding . Trademarks appearing above in italics are trademarks of, or are used under license by, the Organon group of companies .

Established Brands Established Brands Ex - FX VPY Act VPY 2023 YTD 2024 YTD Ex - FX VPY Act VPY Q3 - 23 Q3 - 24 Revenues $ mil (7)% (9)% 1,139 1,039 (5)% (7)% 354 331 Cardiovascular (1)% (4)% 790 761 (4)% (5)% 248 237 Respiratory 11% 9% 595 652 5% 4% 210 218 Non - Opioid Pain, Bone & Derm 15% 13% 408 462 36% 35% 123 166 Other 1% (1)% 2,932 2,915 3% 2% 935 951 Total Est. Brands 8 • New migraine products and recovery in injectable steroids offset unfavorable pricing in Japan • Expect flat performance for the franchise in 2024 ex - FX Totals may not foot due to rounding .

Volume growth offsets price erosion; minimal LOE and VBP impact



+4% as reported, and +5% at constant currency
$ mil
$1,519
~(5)
~0
~ (70)
~150
~0
~(20)
~(130) bps headwind
$1,582
Q3 2023
LOE (1)
VBP (2)
Price
Volume
Supply/Other (3)
FX
Q3 2024

(1) LOE = Loss of Exclusivity
(2) VBP = Volume Based Procurement
(3) Other includes manufacturing sales to Merck & Co., Inc., Rahway, NJ and other third parties.

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Containment of operating costs partially offset gross margin pressure Actual VPY 2023 YTD 2024 YTD Actual VPY Q3 - 23 Q3 - 24 All numbers presented on non - GAAP basis except revenue and IPR&D (1) 3% 4,665 4,811 4% 1,519 1,582 Revenue 8% 1,699 1,832 7% 568 606 Cost of sales — % 2,966 2,979 3% 951 976 Adjusted Gross profit — % 1,155 1,154 — % 392 391 Selling, general and administrative (14)% 373 321 (19)% 129 105 R&D NM 8 81 NM — 51 Acquired IPR&D and milestones 6% 381 402 21% 129 156 Total research and development including IPR&D 1% 1,495 1,510 3% 447 459 Adjusted EBITDA (2)% 3.26 3.21 — % 0.87 0.87 Adjusted diluted EPS NM (0.03) (0.25) NM — (0.16) Per share impact to diluted EPS from acquired IPR&D and milestones 63.6% 61.9% 62.6% 61.7% Adjusted Gross margin 32.0% 31.4% 29.4% 29.0% Adjusted EBITDA margin (1) See Slides 20 - 22 of this presentation for a reconciliation of non - GAAP measures to their respective GAAP measures. 10

11 YTD Sept. 2023 YTD Sept. 2024 (USD millions) $1,495 $1,510 Adjusted EBITDA (312) (292) Less: Net cash interest expense (145) (152) Less: Cash taxes (492) (297) Less: Change in net working capital (93) (76) Less: CapEx $453 $693 Free Cash Flow Before One - Time Costs (238) (137) Less: One - time spin - related costs (15) (129) Less: Other one - time costs (1) $200 $427 Free Cash Flow (2) • Timing - related improvement in YTD net working capital • Significant decline in spin - related OTC • Expect one - time spin - related costs of ~$150M for full year 2024 • Increase in Other OTC due to Restructuring, MSA Exits and Microspherix settlement On track to deliver ~$1B of free cash flow before one - time spin - related costs for full year 2024 (1) Includes cash payments associated with restructuring initiatives ($60M), planned exits from supply agreements with Merck & C o., Inc., Rahway, NJ. ($44M), and the second payment on the Microspherix settlement ($25M). (2) Free cash flow represents net cash flows provided by operating activities plus capital expenditures and the effect of exc han ge rate changes on cash and cash equivalents.

12 Net leverage ratio ~4.0x at September 30, 2024 Sep 2024 Jun 2024 Mar 2024 Dec 2023 Dec 2022 Dec 2021 $ mil 763 704 575 693 706 737 Cash and cash equivalents 8,749 8,656 8,714 8,760 8,913 9,134 Gross Debt (1) 7,986 7,952 8,139 8,067 8,207 8,397 Net Debt (1) * The definition of net debt is in the company's credit agreement and excludes unamortized fees; but includes capitalized lea se obligations. Additionally, the LTM EBITDA calculation excludes acquired IPR&D and milestone expense. (1) Debt figures are net of discounts and unamortized fees of $124 million, $105 million, $84 million, $79 million, $108 mill ion and $105 million as of December 31, 2021, December 31, 2022, December 31, 2023, March 31, 2024, June 30, 2024 and September 30, 2024, respectively.

2024 expected to be third consecutive year of revenue growth at constant currency $ mil 13 (1) LOE = Loss of Exclusivity (2) VBP = Value Based Procurement (3) Other includes manufacturing sales to Merck and other third parties. (1) (2) (3) +1.8% to +2.6% reported 3.1% to +3.8% constant currency ~(120) - (135) bps headwind to growth in 2024 ~ ~ ~ ~ ~ ~ $6,375 - $6,425

14 Mid - point of range provided October 31, 2024 Productivity, base business Dermavant Nov/Dec impact Unfavorable product mix $51 million IPR&D expense in Q3 2024 Mid - point of range provided August 6, 2024 30.5% ~10 bps ~(30) bps ~(50) bps ~(80) bps 32.0% Full Year 2024 Adjusted EBITDA range revised for IPR&D, product mix

Full Year 2024 Guidance 15 Current guidance Prior guidance as of August 6, 2024 Provided on a non - GAAP basis, except revenue $6.375 B - $6.425 B $6.250 B - $6.450 B Revenues ~61.5% 61.0% - 63.0% Adjusted gross margin $1.55B - $1.60B $1.50 B - $1.70 B SG&A $430M - $470M $400M - $500M R&D $81M* $30M IPR&D $510M - $550M $430M - $530M Total R&D 30.0% - 31.0% 31.0% - 33.0% Adjusted EBITDA margin (Non - GAAP) Unchanged ~$520M Interest Unchanged ~$130M Depreciation Unchanged 18.5% - 20.5% Effective non - GAAP tax rate Unchanged ~259M Fully diluted weighted average shares outstanding *Updated R&D expense guidance includes $51 million of IPR&D and milestone expense incurred year - to - date September 30, 2024. R&D guidance does not take into consideration a forward looking view of IPR&D and milestone expense.

Q&A

Appendix

Franchise performance Ex - FX VPY Actual VPY 2023 YTD 2024 YTD Ex - FX VPY Actual VPY Q3 2023 Q3 2024 $ mil 7% 6% 1,237 1,312 6% 5% 418 440 Women’s Health 27% 27% 394 499 17% 16% 142 165 Biosimilars 1% (1)% 2,932 2,915 3% 2% 935 951 Est. Brands (17)% (17)% 102 85 7% 4% 24 26 Other (1) 5% 3% 4,665 4,811 5% 4% 1,519 1,582 Total Revenues Totals may not foot due to rounding and percentages are computed using unrounded amounts. (1) Other includes manufacturing sales to Merck & Co., Inc., Rahway, NJ and other third parties. 18

Ex - FX VPY Actual VPY 2023 YTD 2024 YTD Ex - FX VPY Actual VPY Q3 - 23 Q3 - 24 $ mil 7% 7% 1,259 1,343 12% 11% 392 436 Europe and Canada 8% 8% 1,067 1,156 8% 8% 370 398 United States (3)% (7)% 869 806 (6)% (8)% 284 260 Asia Pacific and Japan 16% 12% 687 768 5% 2% 239 243 Latin America, Middle East, Russia and Africa (2)% (4)% 661 634 5% 5% 202 212 China (15)% (15)% 122 104 2% (1)% 32 33 Other (1) 5% 3% 4,665 4,811 5% 4% 1,519 1,582 Total Revenues 19 Totals may not foot due to rounding, and percentages are computed using unrounded amounts. (1) “Other” includes manufacturing sales to Merck and Co., Inc., Rahway, NJ and other third parties. ~75% of YTD sales generated ex - US Strength in EUCAN, US offsetting mandatory pricing revisions in Japan

Reconciliation of GAAP Reported to Non-GAAP Adjusted Metrics

($ in millions)

	Q3 2024	Q3 2023	2024 YTD	2023 YTD
GAAP Gross Profit	**$ 923**	**$ 907**	**$ 2,819**	**$ 2,833**
Adjusted for:				
Spin-related costs (1)	$ —	$ 10	$ 6	$ 30
Manufacturing network costs(2)	$ 14	$ —	39	—
Stock-based compensation	$ 4	$ 5	13	13
Amortization	$ 35	$ 29	102	88
Other	—	—	—	2
Adjusted Non-GAAP Gross Profit	$ 976	$ 951	$ 2,979	$ 2,966

(1) Spin-related costs include costs from the separation of Merck & Co., Inc., Rahway, NJ, US. For additional details refer to the EBITDA reconciliation on page 22.
(2) Manufacturing network related costs include costs from exiting manufacturing and supply agreements with Merck & Co., Inc., Rahway NJ, US. For additional details refer to the EBITDA reconciliation on page 22.

	Q3 2024	Q3 2023	2024 YTD	2023 YTD
GAAP Gross Margin	**58.3 %**	**59.7 %**	**58.6 %**	**60.7 %**
Total impact of Non-GAAP adjustments	3.4 %	2.9 %	3.3 %	2.9 %
Adjusted Non-GAAP Gross Margin	61.7 %	62.6 %	61.9 %	63.6 %

	Q3 2024	Q3 2023	2024 YTD	2023 YTD
GAAP Selling, general and administrative expenses	**$ 422**	**$ 538**	**$ 1,290**	**$ 1,424**
Adjusted for:				
Spin-related costs (1)	$ (10)	$ (41)	$ (79)	$ (131)
Stock-based compensation	(17)	(18)	(53)	(50)
Other	(4)	(87)	(4)	(88)
Adjusted Non-GAAP Selling, general and administrative expenses	$ 391	$ 392	$ 1,154	$ 1,155

(1) Spin-related costs include costs from the separation of Merck & Co., Inc., Rahway, NJ, US. For additional details refer to the EBITDA reconciliation on page 22.

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Reconciliation of GAAP Reported to Non-GAAP Adjusted Metrics

($ in millions, except per share amounts)

	Q3 2024	Q3 2023	2024 YTD	2023 YTD
GAAP Research and development expenses	**$ 111**	**$ 137**	**$ 339**	**$ 394**
Adjusted for:				
Spin-related costs [1]	(2)	(4)	(5)	(10)
Stock-based compensation	(4)	(4)	(13)	(11)
Adjusted Non-GAAP Research and development expenses	$ 105	$ 129	$ 321	$ 373

(1) Spin-related costs include costs from the separation of Merck & Co., Inc., Rahway, NJ, US. For additional details refer to the EBITDA reconciliation on page 22.

	Q3 2024	Q3 2023	2024 YTD	2023 YTD
GAAP Reported Net Income	**$ 359**	**$ 58**	**$ 755**	**$ 477**
Adjusted for:				
Cost of sales adjustments	53	44	160	133
Selling, general and administrative adjustments	31	146	136	269
Research and development adjustments	6	8	18	21
Restructuring	—	—	23	4
Other expense, net	4	3	14	13
Tax impact on adjustments above[1]	(227)	(36)	(276)	(82)
Non-GAAP Adjusted Net Income	$ 226	$ 223	$ 830	$ 835

(1) For the three months ended September 30, 2024 and 2023, the GAAP income tax rates were (73.7)% and 27.0%, respectively, the non-GAAP income tax rates were 24.7% and 20.8%, respectively. For the nine months ended September 30, 2024 and 2023, the GAAP income tax rates were (11.3)% and 16.1%, respectively, the non-GAAP income tax rates were 19.3% and 17.3%, respectively. These adjustments represent the estimated tax impacts on the reconciling items by applying the statutory rate and applicable law of the originating territory of the non-GAAP adjustments. For additional details refer to the EBITDA reconciliation on page 22.

	Q3 2024	Q3 2023	2024 YTD	2023 YTD
GAAP Diluted Earnings per Share	**$ 1.38**	**$ 0.23**	**$ 2.92**	**$ 1.86**
Total impact of Non-GAAP adjustments	$ (0.51)	$ 0.64	$ 0.29	$ 1.40
Non-GAAP Diluted Earnings per Share	$ 0.87	$ 0.87	$ 3.21	$ 3.26

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GAAP Net Income to Adjusted EBITDA

Unaudited, $ in millions	Q3 2024	Q3 2023	2024 YTD	2023 YTD
Net income	**$ 359**	**$ 58**	**$ 755**	**$ 477**
Depreciation (1)	32	32	93	88
Amortization	35	29	102	88
Interest expense	126	134	388	398
Tax (benefit) expense	(152)	22	(77)	92
EBITDA	**$ 400**	**$ 275**	**$ 1,261**	**$ 1,143**
Restructuring costs	—	—	23	4
Spin-related costs (2)	16	58	104	184
Manufacturing network related (3)	14	—	39	—
Other costs (4)	4	87	4	90
Stock-based compensation	25	27	79	74
Adjusted EBITDA (Non-GAAP)	**$ 459**	**$ 447**	**$ 1,510**	**$ 1,495**
Adjusted EBITDA margin (Non-GAAP)	29.0 %	29.4 %	31.4 %	32.0 %

(1) Excludes accelerated depreciation included in one-time costs.

(2) Spin-related costs reflect certain costs incurred in connection with activities taken to separate Organon from Merck & Co., Inc., Rahway, NJ, US. These costs include, but are not limited to, $7 million and $32 million for the three months ended September 30, 2024 and 2023, respectively, and $47 million and $100 million for the nine months ended September 30, 2024 and 2023, respectively, for information technology infrastructure, primarily related to the implementation of a stand-alone enterprise resource planning system and redundant software licensing costs, as well as $6 million for the three months ended September 30, 2023 and $20 million and $20 million for the nine months ended September 30, 2024 and 2023, respectively, associated with temporary transition service agreements with Merck & Co., Inc., Rahway, NJ, US.

(3) Manufacturing network related costs, including exiting of temporary manufacturing and supply agreements with Merck & Co., Inc., Rahway, NJ, US, reflect accelerated depreciation, exit premiums, technology transfer costs, stability and qualification batch costs, and third-party contractor costs.

(4) Other costs for the three and nine months ended September 30, 2024 and 2023, respectively, include $4 million related to transaction costs associated with the Dermavant transaction incurred in 2024 and $80 million related to the Microspherix legal matter incurred in 2023.

As the costs described in (1) through (4) above are directly related to the separation of Organon and therefore arise from a one-time event outside of the ordinary course of the company's operations, the adjustment of these items provide meaningful, supplemental, information that the company believes will enhance an investor's understanding of the company's ongoing operating performance.

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Number of products 14 5 56 Women’s Health Biosimilars Established Brands Broad and diverse portfolio 23 TM TM